Exhibit 99.1

NOT FOR DISTRIBUTION TO ANY PERSON LOCATED OR RESIDENT IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO DISTRIBUTE THIS ANNOUNCEMENT. THIS ANNOUNCEMENT IS FOR INFORMATION PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL ANY NOTES

Broadcom Corporation Announces Results of Notes Tender Offers and Consent Solicitation

IRVINE, Calif., February 2, 2016 – Broadcom Corporation, a global innovation leader in semiconductors for wired and wireless communications (the “Company” or “Broadcom”), announces today the final results of the Tender Offers and Consent Solicitation relating to the Company’s outstanding (a) $500,000,000 2.700% Senior Notes due 2018 (the “2018 Notes”), (b) $500,000,000 2.500% Senior Notes due 2022 (the “2022 Notes”), (c) $350,000,000 3.500% Senior Notes due 2024 (the “2024 Notes”) and (d) $250,000,000 4.500% Senior Notes due 2034 (the “2034 Notes” and, together with each of the 2018 Notes, the 2022 Notes and the 2024 Notes, the “Notes” and each, a “Series of Notes”). Capitalized terms used but not otherwise defined in this press release shall have the meanings given to them in the Offer to Purchase and Consent Solicitation Statement dated as of December 30, 2015 (the “Offer Document”).

In conjunction with the Tender Offers, the Company solicited from the Holders of each Series of Notes consents and waivers (collectively, the “Consents”) with respect to the rights of Holders to require the Company to make a Change of Control Offer as a result of the Transactions and with respect to any defaults that might result from the consummation of the Transactions and to certain additional proposed amendments to the base indenture dated as of November 1, 2010, as amended by the supplemental indenture thereto with respect to each Series of Notes (each such supplemental indenture with respect to a Series of Notes, together with such base indenture, is collectively referred to herein as an “Indenture”). The solicitation of Consents with respect to each Series of Notes is collectively referred to herein as the “Consent Solicitation.” “Transactions,” as defined in the Offer Document, refers generally to the transactions contemplated by the Agreement and Plan of Merger, dated as of May 28, 2015, entered into by and among Avago Technologies Limited (“Avago”), Broadcom and certain other parties, which completed on February 1, 2016.

As of 12:00 p.m., New York time, on February 1, 2016 (such date and time, the “Expiration Date”), the following Notes had been validly tendered, and corresponding Consents delivered, and not validly withdrawn or revoked:

CUSIPs/ISINs	Outstanding Aggregate Principal Amount	Security Description	Tendered Principal Amount	Tendered Principal Amount (%)
111320 AE7 / US111320AE77	$500,000,000	2.700% Senior Notes due 2018	$383,183,000	76.64%

111320 AF4 / 111320 AG2 / U11086 AC6 / US111320AF43 / US111320AG26 / USU11086AC60	$500,000,000	2.500% Senior Notes due 2022	$490,706,000	98.14%

111320 AH0 / US111320AH09	$350,000,000	3.500% Senior Notes due 2024	$343,160,000	98.05%

111320 AJ6 / US111320AJ64	$250,000,000	4.500% Senior Notes due 2034	$243,806,000	97.52%

As a result, the Company has accepted all such validly tendered Notes for purchase as of today’s date, and will today forward to DTC the corresponding Tender Consideration or Total Consideration (as set forth in the Offer Document) with respect to Notes validly tendered and accepted for purchase, together with accrued and unpaid interest up to, but not including, today’s date with respect to such Notes.

As announced by the Company on January 13, 2016, as a result of obtaining the Requisite Consents as of the Consent Date, the Company and the Trustee have, for each Series of Notes, executed and delivered further supplemental indentures with respect to each Indenture to give effect to the Consents. These further supplemental indentures are now operative.

About Broadcom Limited

As a result of the Transactions which completed on February 1, 2016, Broadcom Limited (NASDAQ: AVGO) is the new parent company of both Broadcom Corporation and Avago Technologies Limited. For more information, go to www.broadcom.com.

DISCLAIMER

The distribution of the Offer Document in certain jurisdictions may be restricted by law. Persons into whose possession the Offer Document comes are required by the Company, the Dealer Manager and the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This announcement is neither an offer to purchase nor the solicitation of an offer to sell any of the securities described herein, nor shall there be any offer or sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Tender Offers are made solely pursuant to the Offer Document dated December 30, 2015.

This announcement must be read in conjunction with the Offer Document. This announcement and the Offer Document contain important information which should be read carefully before any decision is made with respect to the Tender Offers and Consent Solicitation. If any Holder is in any doubt as to the action it should take, it is recommended that such Holder seek its own financial and legal advice, including as to any tax consequences, immediately from its stockbroker, bank manager, solicitor, accountant or other independent financial or legal adviser.

The delivery of the Offer Document will not under any circumstance create any implication that the information contained therein or incorporated by reference therein is correct as of any time subsequent to the date thereof or, if incorporated by reference, the date such information was made publicly available or that there has been no change in the information set forth therein or incorporated by reference therein or in the affairs of the Company, Avago or any of their respective affiliates since the date thereof or, if incorporated by reference, the date such information was made publicly available.

Cautions Regarding Forward-Looking Statements

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed transaction include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Avago or Broadcom; (5) the ability of Avago and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (10) legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. The forward-looking statements in this document speak only as of this date. Neither Broadcom nor Avago undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Broadcom’s overall business, including those more fully described in Broadcom’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2014, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Avago’s overall business and financial condition, including those more fully described in Avago’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended November 1, 2015. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.